UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

Quarterly Schedule of Portfolio Holdings of

Registered Management Investment Company

Investment Company Act File Number: 811-04692

Emerging Markets Growth Fund, Inc.

(Exact Name of Registrant as specified in charter)

11100 Santa Monica Boulevard, 15th Floor

Los Angeles, California 90025

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (800) 421-4989

Date of fiscal year end: June 30

Date of reporting period: September 30, 2013

Laurie D. Neat

Emerging Markets Growth Fund, Inc.

333 South Hope Street, 55th Floor

Los Angeles, California 90071

(Name and Address of Agent for Service)

Copies to:

Rob Helm, Esq.

Dechert LLP

1900 K Street, N.W.

Washington, DC 20006

(Counsel for the Registrant)

ITEM 1 – Schedule of Investments

Emerging Markets Growth Fund

Investment portfolio at September 30, 2013 (unaudited)

Equity securities	Shares	Value
		(000)
Asia-Pacific — 57.5%
China — 20.3%
Ajisen (China) Holdings Ltd. (Hong Kong)	4,182,000	$4,195

Anhui Conch Cement Co., Ltd.	7,228,654	17,640
Anhui Conch Cement Co., Ltd. (Hong Kong)	4,285,000	13,757

ANTA Sports Products Ltd. (Hong Kong)	25,486,000	32,827

Bank of China Ltd. (Hong Kong)	298,636,724	136,306

Baoxin Auto Group Ltd. (Hong Kong)	42,096,500	39,188

Beijing Enterprises Holdings Ltd. (Hong Kong)	13,408,000	96,810

Beijing Enterprises Water Group Ltd. (Hong Kong)	62,298,000	25,944

Bosideng International Holdings Ltd. (Hong Kong)	42,268,000	10,191

China Construction Bank Corp. (Hong Kong)	51,491,190	39,635

China High Speed Transmission Equipment Group Co., Ltd. (Hong Kong)[1]	60,551,600	25,764

China Longyuan Power Group Corp., Ltd. (Hong Kong)	19,425,000	20,187

China Mengniu Dairy Co. (Hong Kong)	36,006,000	161,323

China Petroleum & Chemical Corp. (Hong Kong)	41,358,240	32,368

China Power International Development Ltd. (Hong Kong)	99,684,000	37,658

China Resources Land Ltd. (Hong Kong)	35,867,000	101,970

China Shenhua Energy Co., Ltd.	392,200	1,068
China Shenhua Energy Co., Ltd. (Hong Kong)	23,555,500	71,676

CSR Corp. Ltd. (Hong Kong)	67,105,000	46,808

ENN Energy Holdings Ltd. (Hong Kong)	1,386,000	7,702

EVA Precision Industrial Holdings Ltd. (Hong Kong)	69,356,000	9,389

First Tractor Co. Ltd. (Hong Kong)	13,402,000	8,312

Fu Ji Food and Catering Services Holdings Ltd. (Hong Kong)[1]	1,139,572	240

Guangdong Investment Ltd. (Hong Kong)	8,180,000	7,024

Haitian International Holdings Ltd. (Hong Kong)	27,935,000	64,184

Hefei Rongshida Sanyo Electric Co., Ltd.	5,399,904	8,547

Hengan International Group Co. Ltd. (Hong Kong)	950,000	11,110

Honghua Group Ltd. (Hong Kong)	92,306,000	27,016

Industrial and Commercial Bank of China Ltd.	10,092,300	6,363
Industrial and Commercial Bank of China Ltd. (Hong Kong)	275,161,110	191,934

Jiangsu Hengli Highpressure Oil Cylinder Co., Ltd.	7,316,586	11,174

Lenovo Group Ltd. (Hong Kong)	65,416,000	68,403

Longfor Properties Co. Ltd. (Hong Kong)	46,797,500	74,216

Mindray Medical International Ltd. (ADR)	643,700	25,034

Minth Group Ltd. (Hong Kong)	35,674,000	71,110

New Oriental Education & Technology Group Inc. (ADR)	1,053,700	26,237

Nine Dragons Paper (Holdings) Ltd. (Hong Kong)	27,921,200	19,692

Sany Heavy Equipment International Holdings Co., Ltd. (Hong Kong)	56,608,000	17,225

Shandong Weigao Group Medical Polymer Co., Ltd. (Hong Kong)	15,888,000	15,589

Shanghai Zhixin Electric Co., Ltd.	2,145,667	4,861

Shenguan Holdings Group Ltd. (Hong Kong)	68,926,000	29,505

Shenzhou International Group Holdings Ltd. (Hong Kong)	2,506,000	8,126

Sino Biopharmaceutical Ltd. (Hong Kong)	35,312,000	23,903

Sinofert Holdings Ltd. (Hong Kong)	119,654,000	19,901

Weichai Power Co., Ltd. (Hong Kong)	21,029,040	82,154

Zhongsheng Group Holdings Ltd. (Hong Kong)	58,582,500	92,301

Zhuzhou CSR Times Electric Co., Ltd. (Hong Kong)	10,819,000	35,152

		1,881,719

Hong Kong — 6.3%
AIA Group Ltd.	30,223,600	142,040

ASM Pacific Technology Ltd.	2,385,900	24,210

Galaxy Entertainment Group Ltd.[1]	7,810,000	54,779

Goodbaby International Holdings Ltd.	33,974,000	17,084

	Shares	Value
		(000)
Hong Kong (continued)
Jardine Matheson Holdings Ltd.	181,200	$9,948

Melco Crown Entertainment Ltd. (ADR)[1]	3,415,000	108,699

Sands China Ltd.	14,284,400	88,312

SJM Holdings Ltd.	8,550,000	24,032

Stella International Holdings Ltd.	3,322,500	8,533

VTech Holdings Ltd.	337,600	4,362

Wynn Macau, Ltd.	31,694,400	108,088

		590,087

India — 7.1%
Adani Enterprises Ltd.	5,404,552	12,151

Apollo Hospitals Enterprise Ltd.	2,445,932	36,321
Apollo Hospitals Enterprise Ltd. (GDR)[2]	467,600	6,943

Bharat Electronics Ltd.	380,971	6,615

Bharti Airtel Ltd.	37,770,027	192,245

Cox and Kings Ltd.	3,753,397	5,312
Cox and Kings Ltd. (GDR)	453,204	641

Emami Ltd.	1,961,553	15,196

HDFC Bank Ltd.	6,206,838	58,797
HDFC Bank Ltd. (ADR)	8,000	246

Housing Development Finance Corp. Ltd.	4,211,168	51,408

ICICI Bank Ltd.	1,524,533	21,518
ICICI Bank Ltd. (ADR)	1,878,400	57,254

ITC Ltd.	1,730,680	9,410

Jain Irrigation Systems Ltd.	12,440,381	11,180

Kotak Mahindra Bank Ltd.	1,471,000	15,933

Larsen & Toubro Ltd.	2,474,924	31,181

Multi Screen Media Private Ltd. (acquired 5/15/00, cost: $107,294,000)[1,3]	284,195	23,511

PTC India Financial Services Ltd.	12,630,932	2,118

Shopper's Stop Ltd.	805,762	4,635

Steel Authority of India Ltd.	5,815,539	4,640

Sun Pharmaceutical Industries Ltd.	7,459,240	70,690

United Spirits Ltd.	256,640	10,385

VA Tech Wabag Ltd.[4]	1,584,552	11,843

		660,173

Indonesia — 1.6%
PT Agung Podomoro Land Tbk	479,240,500	11,588

PT Astra International Tbk	3,259,000	1,815

PT Bank Mandiri (Persero) Tbk, Series B	53,444,324	36,691

PT Bank Rakyat Indonesia (Persero) Tbk	50,709,500	31,748

PT Elang Mahkota Teknologi Tbk	49,762,000	23,205

PT Surya Citra Media Tbk	191,387,500	42,145

		147,192

Malaysia — 3.5%
Bumi Armada Bhd.	54,193,900	64,843

CIMB Group Holdings Bhd.	48,150,098	111,087

Genting Bhd.	8,778,700	28,010

IHH Healthcare Bhd.[1]	49,042,700	62,442

IJM Corp. Bhd.	25,587,054	45,373

Naim Cendera Holdings Bhd.	7,878,200	8,701

StemLife Bhd.[4]	12,497,850	1,802

		322,258

Philippines — 0.8%
Bayan Telecommunications Holdings Corp., Class A (acquired 2/12/98, cost: $1,850,000)[1,3]	724,790	—
Bayan Telecommunications Holdings Corp., Class B (acquired 2/12/98, cost: $616,000)[1,3]	241,431	—

Equity securities	Shares	Value
		(000)
Asia-Pacific (continued)
Philippines (continued)
Energy Development Corp.	217,494,924	$27,224

International Container Terminal Services, Inc.	21,131,188	47,077

Philippine Airlines, Inc. (acquired 3/31/97, cost: $0)[1,3]	68,631,450	—

SM Investments Corp.	170,300	3,051

		77,352

Singapore — 0.8%
CapitaRetail China Trust	8,476,000	9,290

KrisEnergy Ltd.[1]	14,204,000	14,492

Olam International Ltd.	15,173,868	18,506
Olam International Ltd., warrants, expires 1/29/18[1,2]	1,566,518	360

Yoma Strategic Holdings Ltd.	51,852,000	32,238

		74,886

South Korea — 10.1%
AMOREPACIFIC Corp.	33,473	28,188

Daum Communications Corp.[4]	772,951	66,674

Hana Financial Holdings	1,661,080	56,957

Hankook Tire Co., Ltd.	143,992	8,227

Hyundai Engineering & Construction Co., Ltd.	676,791	38,919

Hyundai Mobis Co., Ltd.	784,832	208,865

Hyundai Motor Co.	439,471	102,642

Korea Electric Power Corp.[1]	467,600	13,075

LG Household & Health Care Ltd.	63,279	32,091

OCI Co. Ltd.	491,056	78,821

Samsung Electronics Co., Ltd.	67,156	85,424
Samsung Electronics Co., Ltd. (GDR)[2]	244,375	155,911

SK hynix Inc.[1]	493,390	13,888

SK Telecom Co., Ltd.	228,936	46,547

		936,229

Taiwan — 4.8%
AirTAC International Group	3,619,810	25,465

ASUSTeK Computer, Inc.	2,555,980	20,358

CTCI Corp.	23,931,000	38,688

Delta Electronics, Inc.	14,904,348	72,337

MediaTek, Inc.	12,601,000	155,770

Taiwan Cement Corp.	15,646,000	22,649

Taiwan Semiconductor Manufacturing Co. Ltd.	32,937,568	111,957

Tripod Technology Corp.	935,433	1,822

		449,046

Thailand — 2.2%
Advanced Info Service PCL	1,664,000	13,565

Bangkok Bank PCL, nonvoting depository receipt	24,506,400	153,557

Kasikornbank PCL, nonvoting depository receipt	6,043,500	33,811

		200,933

Latin America — 13.0%
Argentina — 0.0%
Grupo Financiero Galicia SA, Class B	5	—

Brazil — 8.2%
Banco Bradesco SA, preferred nominative (ADR)	6,517,630	90,465

Banco BTG Pactual SA, units	4,545,200	56,397

BRF - Brasil Foods SA, ordinary nominative	202,175	4,926
BRF - Brasil Foods SA, ordinary nominative (ADR)	816,700	20,034

Cia. de Concessões Rodoviárias, ordinary nominative	5,202,900	40,730

Gerdau SA (ADR)	11,020,000	82,209

Hypermarcas SA, ordinary nominative	21,996,700	177,458

	Shares	Value
		(000)
Brazil (continued)
Itaú Unibanco Holding SA, preferred nominative (ADR)	4,660,840	$65,811

Marfrig Alimentos SA, ordinary nominative[1]	8,898,616	24,291

Mills Estruturas e Serviços de Engenharia SA, ordinary nominative	3,194,700	43,763

Oi SA, ordinary nominative	4,187,181	8,558
Oi SA, ordinary nominative (ADR)	771,246	1,496
Oi SA, preferred nominative	3,203,989	6,187
Oi SA, preferred nominative (ADR)	24,228,540	44,581

QGEP Participacoes SA	7,958,500	41,008

TIM Participacoes SA, ordinary nominative	1,852,300	8,592
TIM Participacoes SA, ordinary nominative (ADR)	80,500	1,897

Usinas Siderúrgicas de Minas Gerais SA – Usiminas, Class A, preferred nominative[1]	5,112,400	24,267

Wilson Sons Ltd. (BDR)	1,763,700	21,208

		763,878

Chile — 1.3%
Enersis SA	16,189,523	5,157
Enersis SA (ADR)	3,288,750	52,817

Inversiones La Construccion SA	2,419,229	36,448

Ripley Corp SA	26,087,921	23,775

		118,197

Colombia — 0.2%
CEMEX Latam Holdings, SA1	2,610,531	20,542

Mexico — 3.3%
Arca Continental, SAB de CV	3,450,300	21,499

CEMEX, SAB de CV, ordinary participation certificates, units (ADR)[1]	6,508,725	72,767

Fibra Uno Administracion, SA de CV	16,374,900	45,361

Grupo Comercial Chedraui, SAB de CV, Class B	2,663,300	8,432

Grupo Famsa, SAB de CV, Class A1	9,515,074	18,704

Grupo Financiero Inbursa, SAB de CV	12,957,923	29,688

Impulsora del Desarrollo y el Empleo en América Latina, SAB de CV, Series B-1[1]	37,732,944	85,587

Kimberly-Clark de México, SAB de CV, Series A	3,903,384	11,365

Minera Frisco, SAB de CV, ordinary participation certificate, Series A1[1]	3,019,466	7,808

Urbi Desarrollos Urbanos, SA de CV (Mexico)[1]	1,046,737	102

		301,313

Eastern Europe and Middle East — 8.3%
Israel — 0.7%
Bezeq – The Israel Telecommunication Corp. Ltd.	26,816,056	49,309

Cellcom Israel Ltd.[1]	116,288	1,291

Shufersal Ltd.	3,233,940	13,921

		64,521

Oman — 0.4%
bank muscat (SAOG)	2,436,203	3,879
bank muscat (SAOG) (GDR)	3,588,250	22,853
bank muscat (SAOG) (GDR)[2]	2,009,756	12,799

		39,531

Poland — 0.0%
Telekomunikacja Polska SA	1,563,752	4,156

Russia — 6.5%
Baring Vostok Private Equity Fund, LP (acquired 12/15/00, cost: $5,874,000)[3,4,5,6]	11,783,118	38,482
Baring Vostok Private Equity Fund III, LP (acquired 3/30/05, cost: $18,189,000)[1,3,4,5,6]	23,498,338	42,880
Baring Vostok Private Equity Fund IV, LP (acquired 4/25/07, cost: $17,413,000)[1,3,4,5,6]	18,729,160	21,713
Baring Vostok Fund IV Supplemental Fund, LP (acquired 10/8/07, cost: $28,967,000)[1,3,4,5,6]	31,946,729	40,969

Etalon Group Ltd. (GDR)[1]	854,006	4,133
Etalon Group Ltd. (GDR)[1,2]	810,716	3,924

Equity securities	Shares	Value
		(000)
Eastern Europe and Middle East (continued)
Russia (continued)
New Century Capital Partners, LP (acquired 12/7/95, cost: $951,000)[1,3,5]	5,247,900	$2,095

OAO Gazprom (ADR)	6,356,106	55,997

OAO Lukoil (ADR)	138,900	8,806

OAO TMK (GDR)	498,114	6,446

OJSC Magnit	46,199	11,700
OJSC Magnit (GDR)	199,031	12,290

OJSC Rostelecom	6,885,588	20,344
OJSC Rostelecom (ADR)	1,145,877	21,474

Sberbank of Russia	48,549,533	146,391

Yandex NV, Class A1	4,564,700	166,246

		603,890

Turkey — 0.4%
Aktas Elektrik Ticaret AS1	4,273	—

Coca-Cola Içecek AS, Class C	532,690	13,581

Enka Insaat ve Sanayi AS	3,354,653	9,964

Türk Telekomünikasyon AS, Class D	4,818,504	16,745

		40,290

United Arab Emirates — 0.3%
DP World Ltd.	1,472,133	23,775

Africa — 1.2%
Morocco — 0.0%
Holcim (Maroc) SA, Class A	6,167	1,052

South Africa — 1.2%
Barloworld Ltd.	4,292,026	40,773

Impala Platinum Holdings Ltd.	517,243	6,381

Royal Bafokeng Platinum Ltd.[1]	1,207,405	7,386

Shoprite Holdings Ltd.	3,293,948	54,264

		108,804

Other markets — 12.1%
Australia — 1.1%
Oil Search Ltd.	12,917,341	103,635

Austria — 0.4%
Vienna Insurance Group	708,593	36,379

Canada — 1.3%
Centerra Gold Inc.	5,573,200	26,079

First Quantum Minerals Ltd.	4,881,433	90,895

		116,974

Italy — 0.2%
Tenaris SA (ADR)	441,400	20,649

Luxembourg — 1.2%
Samsonite International SA	39,807,600	111,120

Netherlands — 0.7%
Fugro NV	1,102,184	67,233

Switzerland — 0.4%
Dufry AG1	258,677	38,901

United Kingdom — 3.5%
Anglo American PLC	1,421,700	34,938

Gem Diamonds Ltd.[1]	296,355	724

Glencore Xstrata PLC[1]	12,066,700	65,774

Global Ports Investments PLC (GDR)	801,841	10,745
Global Ports Investments PLC (GDR) [2]	1,984,210	26,588

	Shares	Value
		(000)
United Kingdom (continued)
Lonmin PLC[1]	635,841	$3,287

Petra Diamonds Ltd. (CDI)[1]	11,927,344	22,978

Petropavlovsk PLC	567,776	708

Platmin Ltd.[1]	16,963,500	14,285

SABMiller PLC	1,139,241	57,976

Standard Chartered PLC	2,828,515	67,914

Tullow Oil PLC	1,422,707	23,585

		329,502

United States of America — 3.3%
Arcos Dorados Holdings, Inc., Class A	4,583,200	54,311

Cobalt International Energy, Inc.[1]	2,774,800	68,981

Ensco PLC, Class A	1,164,200	62,576

Genpact Ltd.[1]	6,206,863	117,186

		303,054

Multinational — 0.3%
Capital International Private Equity Fund IV, LP (acquired 3/29/05, cost: $20,466,000)[3,4,5,6]	50,492,521	19,662

International Hospital Corp. Holding NV (acquired 9/25/97, cost: $8,011,000)[1,3,4]	609,873	903
International Hospital Corp. Holding NV, Class B, convertible preferred (acquired 2/12/07, cost: $3,504,000)[1,3,4]	622,354	921

Pan-African Investment Partners II Ltd., Class A, preferred (acquired 6/20/08 cost: $10,286,000)[1,3,4,5]	3,800	5,373

		26,859

Miscellaneous — 4.9%
Equity securities in initial period of acquisition		453,498

Total equity securities (cost: $7,834,134,000)		9,037,628

Bonds and notes	Principal amount
	(000)
Asia-Pacific — 0.0%
China — 0.0%
Fu Ji Food and Catering Services Holdings Ltd., 0.00% convertible, 10/18/20[7]	CNY 93,400	1,426

Eastern Europe and Middle East — 0.1%
Russia — 0.1%
OAO TMK 5.25% convertible, 2/11/15	$9,400	9,499

Miscellaneous — 0.0%
Bonds and notes in initial period of acquisition		2,449

Total bonds and notes (cost: $12,239,000)		13,374

Short-term securities
Corporate short-term notes — 2.0%
Automatic Data Processing, Inc. 0.05% due 10/2/13[2]	17,100	17,100
Gotham Funding Corp. 0.05% due 10/1/13[2]	55,604	55,604
Mitsubishi UFJ Trust & Banking Corp. 0.14% due 10/9/13[2]	29,400	29,399
Sumitomo Mitsui Banking Corp. 0.12%-0.15% due 10/15/13-11/1/13[2]	80,100	80,093
Total short-term securities (cost: $182,197,000)		182,196

Total investment securities (cost: $8,028,570,000)		9,233,198
Other assets less liabilities (including forward currency contracts)		53,775
Net assets		$9,286,973

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933 (not including purchases of securities that were publicly offered in the primary local market but were not registered under U.S. securities laws). May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $388,724,000, which represented 4.19% of the net assets of the fund.
[3]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. These securities, acquired at a cost of $223,421,000, may be subject to legal or contractual restrictions on resale. The total value of all such securities was $196,509,000, which represented 2.12% of the net assets of the fund.
[4]	This issuer represents investment in an affiliate as defined in the Investment Company Act of 1940. This definition includes, but is not limited to, issuers in which the fund owns more than 5% of the outstanding voting securities. Capital International Private Equity Fund IV, LP are also considered affiliates since these issuers have the same investment adviser as the fund.
[5]	Cost and market value do not include prior distributions to the fund from income or proceeds realized from securities held by the private equity fund. Therefore, the cost and market value may not be indicative of the private equity fund’s performance. For private equity funds structured as limited partnerships, shares are not applicable and therefore the fund’s interest in the partnerships is reported.
[6]	Excludes an unfunded capital commitment representing an agreement which obligates the fund to meet capital calls in the future. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing and the amount of such capital calls cannot readily be determined.
[7]	Scheduled interest and/or principal payment was not received.

Abbreviations

Securities:
ADR	—	American Depositary Receipts
BDR	—	Brazilian Depositary Receipts
CDI	—	CREST Depository Interest
GDR	—	Global Depositary Receipts

Currency:
CNY	—	Chinese renminbi

Federal income tax information

(dollars in thousands)
Gross unrealized appreciation on investment securities	$1,940,369
Gross unrealized depreciation on investment securities	(915,481)
Net unrealized appreciation on investment securities	1,024,888
Cost of investment securities for federal income tax purposes	8,208,310

Valuation

Capital International, Inc., the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of the fund is generally determined as of approximately 4:00 p.m. New York time on the last business day of each week and month except on any day on which the New York Stock Exchange is closed for trading. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds and notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the fund’s board of directors as further described below. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission (“SEC”) rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of directors has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the audit committee with supplemental information to support the changes. The fund’s audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of September 30, 2013 (dollars in thousands):

	Investment securities
	Level 1	Level 2[1]	Level 3[1]	Total
Assets:
Equity securities:
Asia-Pacific	$ 5,308,779	$ 7,584	$ 23,512	$ 5,339,875
Latin America	1,203,828	–	102	1,203,930
Eastern Europe and Middle East	594,373	35,652	146,138	776,163
Other markets	1,223,018	–	41,144	1,264,162
Bonds and notes	–	9,499	1,426	10,925
Miscellaneous	453,498	2,449	–	455,947
Short-term securities	–	182,196	–	182,196
Total	$ 8,783,496	$ 237,380	$ 212,322	$ 9,233,198

	Other investments[2]
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$ –	$ 679	$ –	$ 679
Liabilities:
Unrealized depreciation on open forward currency contracts	–	(4,260)	–	(4,260)
Total	$ –	$ (3,581)	$ –	$ (3,581)

[1]	Level 2 and Level 3 include investment securities with an aggregate value of $255,559,000, which represented 2.75% of the net assets of the fund, that were fair valued under guidelines adopted by authority of the fund’s board of directors.
[2]	Forward currency contracts are not included in the investment portfolio.

The following table reconciles the valuation of the fund's Level 3 investment securities and related transactions during the year ended September 30, 2013 (dollars in thousands):

		Gross					Gross
	Beginning	transfers			Net	Net	transfers	Ending
	value at	into			realized	unrealized	out of	value at
	7/1/2013	Level 3[3]	Purchases	Sales	gain/(loss)	appreciation	Level 3[3]	9/30/2013

Private Equity Funds	$173,358	$–	$485	$(18,683)	$13,974	$2,040	$–	–$171,17

Other Securities[4]	46,043	1,181	–	(1,196)	(10,501)	13,652	(8,031)	41,148
Total	$ 219,401	1,181	485	(19,879)	3,473	15,692	(8,031)	212,322

Net unrealized appreciation during the period on Level 3 investment securities held at
September 30, 2013 (dollars in thousands):								$ 15,692

3 Transfers into and out of Level 3 are based on the beginning market value of the quarter in which they occurred.

4 Represents less than 1% of portfolio securities as of September 30, 2013.

The fund owns an interest in multiple private equity funds, which are considered alternative investments and are classified as Level 3 investment securities. The private equity funds are fair valued using the net asset value based on the fund’s financial statements adjusted for known company or market events, updated market pricing for underlying securities, and/or fund transactions (i.e., drawdowns and distributions) and may include other unobservable inputs.

The other unobservable inputs used in the fair value measurements of the reporting entity’s private equity funds are directional adjustments based on relevant market data (such as significant movement of a country-specific exchange-traded fund or index after the financial statement date of the private equity fund). Significant increases (decreases) of these inputs could result in significantly higher (lower) fair value measurements. There were no other adjustments to significant unobservable inputs as of September 30, 2013.

The following table lists the characteristics of the alternative investments held by the fund as of September 30, 2013 (dollars in thousands):

Investment type	Investment strategy	Fair Value	Unfunded commitment*	Remaining life†	Redemption terms
Private equity funds	Primarily private sector equity investments (i.e., expansion capital, buyouts) in emerging markets	$171,174	$14,355	≤ 1 to 5 years	Redemptions are not permitted. These funds distribute proceeds from the liquidation of underlying assets of the funds.

*Unfunded capital commitments represent agreements which obligate the fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing of such capital calls cannot readily be determined.

† Represents the remaining life of the fund term of the estimated period of liquidation.

Investments in affiliates

If the fund owns more than 5% of the outstanding voting securities of an issuer, the fund’s investment in that issuer represents an investment in an affiliate as defined in the Investment Company Act of 1940. In addition, Capital International Private Equity Fund IV, LP is considered an affiliate since this issuer has the same investment adviser as the fund. A summary of the fund’s transactions in the securities of affiliated issuers during the three months ended September 30, 2013, is as follows (dollars in thousands):

					Dividend
	Beginning	Purchases/	Sales/	Ending	and interest
Issuer	shares	Additions	Reductions	shares	income	Value

Affiliated issuers:
Daum Communications Corp.	803,173	-	30,222	772,951	$ -	$66,674
StemLife	12,497,850	-	-	12,497,850	19	1,802
VA Tech Wabag	1,584,552	-	-	1,584,552	181	11,843

Affiliated private equity funds/private placements:
Baring Vostok Private Equity Fund*	11,783,118	-	-	11,783,118	323	38,482
Baring Vostok Private Equity Fund III*	23,126,061	372,277	-	23,498,338	-	42,880
Baring Vostok Capital Partners IV*	50,603,377	72,512	-	50,675,889	-	62,682
Capital International Private Equity Fund IV*	50,451,941	40,580	-	50,492,521	213	19,662
International Hospital	1,232,227	-	-	1,232,227	-	1,824
Pan-African Investment Partners II	3,800	-	-	3,800	-	5,373
					$736	$251,222

*For private equity funds structured as limited partnerships, shares are not applicable and therefore the fund's interest in the partnerships is reported.

Forward currency contracts

The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

As of September 30, 2013, the fund had open forward currency contracts to sell currencies, as shown in the following table. The open forward currency contracts shown are generally indicative of the volume of activity over the prior 12-month period (as a percentage of the fund's total net assets).

		Notional amount (000)		U.S. valuation (000)
	Counterparty	Non-U.S.	U.S.	Amount	Unrealized appreciation/ (depreciation)
Sales:
British pound to U.S. dollar expiring 10/15/2013	Bank of New York Mellon	GBP69,868	$ 110,398	$ 113,097	$ (2,699)
Canadian dollar to U.S. dollar expiring 10/15/2013	Bank of America	CAD12,433	12,034	12,066	(32)
Euro to U.S. dollar expiring 10/31/2013	Bank of New York Mellon	EUR3,040	4,107	4,113	(6)
Israeli shekel to U.S. dollar expiring 10/4/2013	UBS AG	ILS187,578	51,915	53,226	(1,311)
Mexican peso to U.S. dollar expiring 10/31/2013	Bank of America	MXN508,213	39,110	38,722	388
Polish zloty to U.S. dollar expiring 10/17/2013	Credit Suisse First Boston	PLN5,337	1,679	1,707	(28)
South African rand to U.S. dollar expiring 10/9/2013	Bank of America	ZAR51,766	5,044	5,151	(107)
South African rand to U.S. dollar expiring 10/15/2013	Bank of America	ZAR263,030	26,438	26,147	291
South Korean won to U.S. dollar expiring 10/28/2013	Bank of America	KRW31,804,408	29,491	29,540	(49)
South Korean won to U.S. dollar expiring 10/28/2013	Citibank N.A.	KRW15,143,043	14,037	14,065	(28)
Forward currency contracts — net					$ (3,581)

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider the investment objectives, risks, charges and expenses of Emerging Markets Growth Fund. This and other important information is contained in the prospectus, which can be obtained from Capital or your relationship manager and should be read carefully before investing.

ITEM 2 – Controls and Procedures

The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 3 – Exhibits

The certifications required by Rule 30a-2 of the Investment Company Act of 1940, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EMERGING MARKETS GROWTH FUND, INC.

By /s/ Victor D. Kohn
Victor D. Kohn, President and Chief Executive Officer

Date: November 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Victor D. Kohn
Victor D. Kohn, President and Chief Executive Officer

Date: November 27, 2013

By /s/ Bryan K. Nielsen
Bryan K. Nielsen, Treasurer

Date: November 27, 2013